Exhibit 10.16.1

FIRST AMENDMENT TO THE

ARTHUR J. GALLAGHER & CO.

DEFERRED EQUITY PARTICIPATION PLAN

WHEREAS, Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), maintains the Arthur J. Gallagher & Co. Deferred Equity Participation Plan (the “Plan”);

WHEREAS, the Company has reserved the power to amend the Plan; and

WHEREAS, the Company desires to amend the Plan to permit certain participants to revoke their participation in the Plan on or before December 31, 2005.

NOW, THEREFORE, the Plan is hereby amended, effective January 1, 2005, by adding the following new section at the end thereof:

Participants who attain age 62 on or before December 31, 2005 shall be permitted to revoke the deferral of some or all of their vested amounts deferred under the Plan and to receive a full distribution of such amounts prior to December 31, 2005.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer this 17th day of November, 2005.

ARTHUR J. GALLAGHER & CO.

By:	/s/ J. Patrick Gallagher, Jr.
J. Patrick Gallagher, Jr., President & Chief Executive Officer